EATON VANCE CASH MANAGEMENT FUND EATON VANCE MONEY MARKET FUND Supplement to Prospectus dated March 1, 2008

The following replaces the fourth paragraph in
“Management” under “Management and
Organization”:

As of May 1, 2008, Duke E. Laflamme is portfolio manager
of the Cash Management Portfolio. Mr. Laflamme also
manages other Eaton Vance portfolios, has been an Eaton
Vance portfolio manager for over five years and is a Vice
President of Eaton Vance and Boston Management and
Research.

May 1, 2008 MMFPS

EATON VANCE CASH MANAGEMENT FUND EATON VANCE MONEY MARKET FUND Supplement to Statement of Additional Information dated March 1, 2008

1. The following replaces the first two sentences of the first paragraph in “Portfolio Manager” under “Investment Advisory and Administrative Services”.

Portfolio Manager. The portfolio manager of the Cash Management Portfolio is Duke E. Laflamme. Mr. Laflamme manages other investment companies and/or investment accounts in addition to the Portfolio.

2. The following replaces the tables in “Portfolio Manager” under “Investment Advisory and Administrative Services”.

	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
	All Accounts	All Accounts(1)	Paying a Performance Fee	Paying a Performance Fee(1)
Duke E. Laflamme(2)
Registered Investment Companies	5	$748.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3	$ 19.702	0	$0

(1)	In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

(2)	As of March 31, 2008.

Aggregate Dollar Range of Equity
	Dollar Range of Equity Securities	Securities Owned in all Registered Funds in
Fund Name and Portfolio Manager	Owned in the Fund	the Eaton Vance Family of Funds
Cash Management Fund(1)
Duke E. Laflamme	$1 - $10,000	$100,001 - $500,000
Money Market Fund(1)
Duke E. Laflamme	None	$100,001 - $500,000

(1) As of March 31, 2008.

May 1, 2008